DERIVATIVE LIABILITIES	6 Months Ended
Mar. 31, 2019
Notes to Financial Statements
NOTE 12 - DERIVATIVE LIABILITIES

On November 12, 2018 the Company issued a $36,000 convertible note to Crown Partners, LLC. The note bears an original discount of $3,500, matures in 12 months from the origination date and bears interest at 5% per annuum. The note is convertible at any time, in part or whole, at $0.50 per share until the 180th date of the note at which time it is convertible an 55% of the market price which is defined as the lowest trading price 25 days prior to conversion. The Company used the American Option Binomial Tree Pricing model to estimate the fair value of the derivative liability as of the date of issuance and as of March 31, 2019, using the following key inputs: market price of the Company’s common stock $0.51 per share, volatility of 272.63% and discount rate of 2.20%. The fair value of the derivative liability was determined to $27,180. as of March 31, 2019.

Fair Value of Financial Instruments

The Company’s financial instruments consist of cash and cash equivalents, accounts payable and accrued expenses and shareholder loans. The carrying amount of these financial instruments approximates fair value due either to length of maturity or interest rates that approximate prevailing market rates unless otherwise disclosed in these financial statements.

Financial assets and liabilities recorded at fair value in our condensed consolidated balance sheets are categorized based upon a fair value hierarchy established by GAAP, which prioritizes the inputs used to measure fair value into the following levels:

Level 1— Quoted market prices in active markets for identical assets or liabilities at the measurement date.

Level 2— quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable and can be corroborated by observable market data.

Level 3— Inputs reflecting management’s best estimates and assumptions of what market participants would use in pricing assets or liabilities at the measurement date. The inputs are unobservable in the market and significant to the valuation of the instruments.

A financial instrument's categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Financial assets and liabilities measured at fair value on a recurring basis are summarized below as of September 30, 2018 and March 31, 2019:

	Level 1	Level 2	Level 3	Total
As of September 30, 2018:
Assets
None	$-	$-	$-	$-
Liabilities
Derivative liability	$-	$-	$--	$--

As of March 31, 2019:
Assets
None	$-	$-	$-	$-
Liabilities
Derivative liability	$-	$-	$27,180	$27,180

The following table summarizes the change in the fair value of the derivative liability during the six months ended March 31, 2019:

Fair value as of September 30,2018	$--
Additions	--
Debt discount charged to derivative	36,000
Financing cost charged to derivative	18,954
Change in fair value	(27,774)
Fair value as of March 31, 2019	$27,180